Related party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions
Related Party Transactions
19.	Related Party Transactions

In June 2021, BuzzFeed entered into a Commercial Agreement with NBCU, a holder of at least 5% of Class A common stock, pursuant to which, among other things, effective on the closing of the Business Combination: (1) NBCU will continue to be entitled to marketing services on BuzzFeed platforms at certain discounted rates; (2) BuzzFeed will provide editorial promotion of at least $1.0 million in marketing value during each year of the term of the Commercial Agreement across BuzzFeed’s digital properties at no cost to NBCU, its affiliates and joint ventures and their respective brands; (3) BuzzFeed will provide licensed content to NBCU to be made available on an applicable NBCU entity streaming service under certain exclusivity terms during the remainder of the term of the Commercial Agreement; (4) NBCU shall be the exclusive sales representative for all BuzzFeed inventory, including HuffPost inventory, on Apple News and BuzzFeed shall endeavor to spend at least $1.0 million during the first year of the term of the Commercial Agreement to promote any of its commerce initiatives; and (5) BuzzFeed will provide 200 million impressions per year of the term of the Commercial Agreement to drive traffic from the BuzzFeed platforms and third-party social media platforms to NBCU news properties. The Commercial Agreement shall continue to be in effect for a period of three years, unless earlier terminated by either party in accordance with its terms and conditions, or until terminated by BuzzFeed as of the date that NBCU realizes $400.0 million or more in value for the NBCU Base Shares (as defined in the Escrow Agreement).

The Company also entered into certain partnership agreements with NBCU in 2018, 2019, and 2020.

The Company recognized revenue from NBCU of $2.9 million, $3.6 million and $9.9 million for the years ended December 31, 2021, 2020, and 2019, respectively. The Company recognized expenses under contractual obligations from NBCU of $1.1 million, $0.8 million and $0.7 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had outstanding receivable balances of $1.2 million and $nil from NBCU as of December 31, 2021 and 2020, respectively. The Company had outstanding payable balances of $0.3 million and $nil to NBCU as of December 31, 2021 and 2020, respectively.

In September 2018, the Company invested $1.8 million in the equity of a private company. At the time of investment, an executive of BuzzFeed was the controlling stockholder of the investee. Effective August 26, 2019 the Company and the former executive entered into a consultancy arrangement whereby the Company engaged the former executive to provide advice and counsel. During the year ended December 31, 2019, the Company incurred $0.4 million in respect of such consultancy charges. The agreement expired on March 31, 2020. The Company earned revenue under an agreement with the investee of $0.5 million and $1.4 million during the years ended December 31, 2021 and December 31, 2020, respectively, and incurred costs under contractual obligations from the investee of $nil million, $0.2 million, and $2.0 million for the years ended December 31, 2021, December 31, 2020, and December 31, 2019, respectively. These costs are included in the consolidated statements of operations in cost of revenue. The Company had outstanding receivable balances of $nil million and $0.9 from the investee as of December 31, 2021 and 2020, respectively. Additionally, the Company has guaranteed a lease of the investee. Refer to Note 17 for further details.